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                                                                  EXHIBIT 10.2.2

                FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT

          THIS FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "First
                                                                     -----
Amendment") dated as of April 12, 1995, is entered into by and among Jones
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Growth Partners L.P., a Colorado limited partnership ("Borrower"), the lenders
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named on the signature pages of this First Amendment (herein referred to individually as a "Lender" and collectively as "Lenders") and NationsBank of
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Texas, N.A., as a Lender and as Agent for itself and the other Lenders (in such capacity, "Agent").
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                                   RECITALS:

     A. Borrower, Lenders and Agent are parties to a certain Credit Agreement dated as of December 30, 1994 (the "Credit Agreement"). Capitalized terms used
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in this First Amendment which are not otherwise defined in this First Amendment shall have the meaning ascribed thereto in the Credit Agreement. All references to "Sections" herein are references to Sections of the Credit Agreement.
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     B. Borrower has requested that the Lenders waive certain Defaults under the
Credit Agreement and in connection therewith make certain modifications to the Credit Agreement.

     C. Lenders have agreed to waive certain Defaults limited by and subject to the terms hereof as set forth below.

         NOW, THEREFORE, in consideration of the premises, and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

         1.   Borrower is currently in Default under Section 7.27(b) of the
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Credit Agreement. Lenders hereby waive the Default of Borrower under Section
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7.27(b) of the Credit Agreement caused by Borrower's failure to comply with the
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ratio required thereunder for the fiscal quarter ending December 31, 1994;
provided, that the ratio of Net Operating Cash Flow to Interest Expense of the Borrower as of the last day of such fiscal quarter was 1.91 to 1.00. Borrower hereby represents and warrants to Lenders that the ratio of Net Operating Cash Flow to Interest Expense as of the last day of the fiscal quarter ended December 31, 1994 was 1.91 to 1.00. The waiver set forth hereinabove does not extend to any other Default or Potential Default and will not operate to waive any other Default or Potential Default.

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          2. Section 7.27(b) of the Credit Agreement is hereby amended by
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adding the following phrase to the end of such Section:

          "; provided, however, that notwithstanding the foregoing, the ratio of Borrower's Net Operating Cash Flow to its Interest Expense as of the last day of the fiscal quarter ending March 31, 1995 shall not be less than 1.75 to 1.00,"

          3. In the event that any representation or warranty set forth in this First Amendment is incorrect or false when made or becomes incorrect or false at any time, then the waiver set forth in paragraph 1 hereinabove shall immediately terminate without notice to Borrower or any other party and Lenders reserve all rights to exercise any or all remedies against Borrower or any other party.

          4. Borrower shall execute and deliver such further agreements, documents, instruments, and certificates, including without limitation financial statements, in form and substance satisfactory to Lenders, as Agent may deem necessary or appropriate in connection with this First Amendment.

          5. This First Amendment shall become effective as of the date on which (the "First Amendment Effective Date") the Agent, on behalf of the Lenders,
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shall have received executed counterparts of this First Amendment from the
Borrower and Lenders (or copies of such executed counterparts by facsimile).

          6. Borrower represents and warrants to Lenders that (a) this First Amendment constitutes a legal, valid, and binding obligation of Borrower, enforceable in accordance with the terms hereof, (b) there exists no Potential Default or Default under the Credit Agreement (except as described in paragraph 1 above), (c) the representations and warranties of the Borrower and its Subsidiaries set forth in the Credit Agreement and other Loan Papers are true and correct as of the date hereof as though made on and as of the date hereof,
(d) the Borrower and its Subsidiaries have complied with all agreements and conditions to be complied with by each of them under the Credit Agreement and Loan Papers by the date hereof and (e) the Credit Agreement, as amended hereby, the Loan Papers and the financing statements filed in connection therewith, remain in full force and effect, and are sufficient to grant a perfected security interest and lien in all collateral described therein, securing payment and performance of the Obligations of Borrower and its Subsidiaries under the Loan Papers, as amended hereby.

          7. As a material inducement to Agent and Lenders to execute and deliver this First Amendment, Borrower hereby represents, warrants and agrees that as of the First Amendment Effective Date all of the representations and warranties set forth or referred to in the Credit Agreement and the other Loan Papers shall be true and correct on the date thereof in all respects, as though made on the date thereof and (b) except as set forth herein, no Default or Potential Default exists on the date hereof or will exist on the First Amendment Effective Date.


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          8.  Except as specifically provided herein, no other waiver of, or change in any of the terms, provisions or conditions of the Loan Papers is intended or implied and all terms, provisions and conditions of the Credit Agreement, the other Loan Papers and all documents executed in connection therewith shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms. Except to the extent set forth in paragraph 1 of this First Amendment, this First Amendment shall not constitute a waiver of any other existing Defaults under the Loan Papers (whether or not the Lenders have knowledge thereof) and shall not constitute a waiver of any other Defaults whatsoever. On and after the First Amendment Effective Date, any reference to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended by this First Amendment.

          9. This First Amendment may be executed in any number of identical counterparts and by different parties hereto in separate counterparts, each of which counterparts when so executed and delivered shall for all purposes be deemed an original and all of which constitute, collectively, one agreement, but in making proof of this First Amendment, it shall not be necessary to produce or account for more than one such counterpart.

          10. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          11. This First Amendment is one of the "Loan Papers" referred to in the Credit Agreement, and the provisions relating to Loan Papers set forth in the Credit Agreement are incorporated herein by reference the same as if set forth herein verbatim. Any failure by Borrower to fully perform and comply with the provisions of this First Amendment shall constitute a Default under the Credit Agreement.

          12. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS (OTHER THAN CONFLICT-OF-LAWS PROVISIONS THEREOF) OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA.

     [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOW.]



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      EXECUTED to be effective as of the First Amendment Effective Date.


                                JONES GROWTH PARTNERS L.P.,
                                as Borrower

                                By:  Jones Spacelink Cable Corporation,
                                     its Managing General Partner


                                     By: /s/ J. Roy Pottle
                                        -----------------------------
                                     Name:  J. Roy Pottle
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                                     Title: Treasurer
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                                NATIONSBANK OF TEXAS, N.A.,
                                as Agent and a Lender

                                By: [SIGNATURE ILLEGIBLE]
                                   -----------------------------
                                Name:
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                                Title: Vice President
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                                PNC BANK, NATIONAL ASSOCIATION,
                                as a Lender

                                By: /s/ Thomas P. Carden
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                                Name: Thomas P. Carden
                                     ---------------------------
                                Title: Vice President
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